UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 7, 2007
ACCO BRANDS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-08454	36-2704017
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation)

300 Tower Parkway
Lincolnshire, IL 60069		60069
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (847) 541-9500
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information
Item 2.02—Results of Operations and Financial Condition.
     On February 7, 2007, ACCO Brands Corporation (the “Company”) announced its earnings results for the quarter and full year periods ended December 31, 2006. Attached as Exhibit 99.1 is a copy of the press release relating to the Company’s earnings results.
     The information in Item 2.02 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 2.05—Costs Associated with Exit or Disposal Activities.
     As a part of its continued integration initiatives to create low-cost sourcing and distribution models in North America and Europe, on February 7, 2007 the Company announced plans to close its manufacturing plant based in Nogales, Mexico in early 2008 and transfer operations to more cost effective locations.
     These actions are expected to result in pre-tax charges of approximately $20.1 million, including cash charges of approximately $3.4 million for severance and employee-related expenses and $2.5 million of legal and other exit-related costs. Expected non-cash charges consist of $14.2 million of asset write-offs. The Company recorded charges of approximately $13.8 million and $2.4 million in the fourth quarter of 2006 related to the impairment of the facility assets and a portion of the expected employee costs. The remaining charges of approximately $3.7 million (including an estimated $3.3 million in cash charges) are expected to be incurred during 2007 and early 2008.
Item 2.06—Material Impairments.
     The information set forth in Item 2.05 of this Form 8-K is incorporated by reference in this Item 2.06.
     Forward Looking Statements The estimated amounts related to costs associated with exit or disposal activities and material impairments described in this Current Report on Form 8-K constitute “forward-looking” statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties, are made as of the date hereof and the Company assumes no obligation to update them. The actual costs and accounting charges resulting from these events may differ from what has been estimated.
Section 9—Financial Statements and Exhibits
Item 9.01—Financial Statements and Exhibits.
     (d) Exhibits
          Exhibit 99.1 Press Release of the Company dated February 7, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO BRANDS CORPORATION (Registrant)
Date: February 7, 2007	By:	/s/ Steven Rubin
		Name:	Steven Rubin
		Title:	Senior Vice President, Secretary and General Counsel

INDEX TO EXHIBITS

Exhibit

99.1	Press Release of the Company dated February 7, 2007.